UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 2, 2018 (July 31, 2018)

BLACKROCK TCP CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 566-1000

TCP Capital Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 17, 2018, the Registrant announced that the Registrant's investment advisor, Tennenbaum Capital Partners, LLC (the "Advisor") entered into a definitive agreement with BlackRock, Inc., a Delaware corporation ("BlackRock"), pursuant to which the Advisor would be merged with and into a wholly-owned subsidiary of BlackRock Capital Investment Advisors, LLC, an indirect wholly-owned subsidiary of BlackRock, with the Advisor being the surviving entity after the merger (the "Transaction").

The closing of the Transaction, which occurred on August 1, 2018, resulted in an assignment for purposes of the Investment Company Act of 1940 (the "1940 Act") of the investment management agreement between the Registrant and the Advisor (the "Prior Agreement") and, as a result, the termination of the Prior Agreement. The Registrant entered into a new investment management agreement with the Advisor, effective as of August 1, 2018 (the "New Agreement"), to permit the Advisor to serve as investment adviser to the Registrant following the closing of the Transaction. The New Agreement was approved by stockholders of the Registrant on June 19, 2018.

The New Agreement remains in effect for a period of two years and thereafter remains in effect from year to year if approved annually by the Registrant's Board of Directors (the "Board") or by the affirmative vote of the holders of a majority of the Registrant's outstanding voting securities, including, in either case, approval by a majority of the Registrant's directors who are not interested persons. The New Agreement will automatically terminate in the event of its assignment. The New Agreement may be terminated by either party without penalty upon not less than 60 days written notice to the other.

Subject to the few exceptions discussed below, the terms of the New Agreement, including (i) the investment management services to be provided by the Advisor to the Registrant thereunder, (ii) the base management fee and incentive compensation payable, (iii) the allocation of expenses between the Advisor and the Registrant, (iv) the indemnification provisions thereunder and (v) the provisions regarding termination and amendment, are substantially the same as those of the Prior Agreement.

The dates of effectiveness of the agreements differ. The Prior Agreement remained in effect for an initial period of two years and subsequent to the initial two year period remained in effect from year to year by approval of the Board. On April 11, 2018, the Prior Agreement was reapproved by the Board for an additional one-year term. The New Agreement became effective upon the closing of the Transaction. The New Agreement continues in effect for an initial period of two years and thereafter continues in effect from year to year if such continuance is approved for the Registrant at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the Registrant's outstanding voting securities and (ii) the vote of a majority of the Board who are not parties to the New Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Additionally, unlike the Prior Agreement, the New Agreement does not require the Registrant to invest substantially all its assets in Special Value Continuation Partners, LP.

A more detailed description of the terms of the New Agreement was previously reported on the Registrant's Definitive Proxy Statement filed with the Securities Exchange Commission on May 9, 2018. A copy of the New Agreement is filed with this Current Report on Form 8-K as Exhibit 99.1 hereto.

Item 1.02. Termination of a Material Definitive Agreement.

As disclosed in Item 1.01 above, as a result of the closing of the Transaction, each of the Prior Agreement and the investment management agreement between Special Value Continuation Partners, LP ("SVCP"), a wholly-owned subsidiary of the Registrant, and the Advisor (the "SVCP Agreement") automatically terminated as of August 1, 2018. The description of the Transaction and the Prior Agreement set forth in Item 1.01 is hereby incorporated by reference. The SVCP Agreement had substantially the same terms as the Prior Agreement. No material termination penalties were incurred by the Registrant or SVCP in connection with the automatic termination of the Prior Agreement and the SVCP Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction disclosed in Item 1.01 above, on July 31, 2018 the Board appointed Karyn Williams as an independent director to the Board effective August 1, 2018. The Board has determined that Ms. Williams is not an "interested person" as defined in Section 2(a)(19) of the 1940 Act and is independent within the meaning of the independence standards of the NASDAQ Marketplace Rules.

In the last fiscal year, the registrant has not engaged in any transaction in which Ms. Williams or a person related to Ms. Williams had a direct or indirect material interest. To the registrant's knowledge, there is no arrangement or understanding between any of its officers and directors and Ms. Williams pursuant to which Ms. Williams was selected to serve as a director.

The information disclosed under this Item 5.02, including Exhibit 99.4 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Transaction described in Item 1.01 above, the Registrant changed its name from TCP Capital Corp. to BlackRock TCP Capital Corp. The Registrant amended its certificate of incorporation and its bylaws, both effective as of August 1, 2018, for the sole purpose of effectuating the name change. The certificate of amendment to the certificate of incorporation and bylaws are filed with this Current Report on Form 8-K as Exhibits 99.2 and 99.3 hereto, respectively.

Item 7.01. Regulation FD Disclosure.

The Registrant issued a press release, filed herewith as Exhibit 99.4, and by this reference incorporated herein, on August 1, 2018 announcing the completion of the Transaction pursuant to which the Advisor merged with and into a wholly-owned subsidiary of BlackRock Capital Investment Advisors, LLC, an indirect wholly-owned subsidiary of BlackRock, with the Advisor as the surviving entity after the merger.

The information disclosed under this Item 7.01, including Exhibit 99.4 hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On August 1, 2018, SVCP withdrew (i) its election to be regulated as a business development company under the 1940 Act and (ii) the registration of its limited partner interests under Section 12(g) of the Securities Exchange Act of 1934.  On August 2, 2018, SVCP terminated its general partner and converted to a Delaware limited liability company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Investment Management Agreement, by and between BlackRock TCP Capital Corp. and Tennenbaum Capital Partners, LLC dated as of August 1, 2018

99.2	Certificate of Amendment to the Certificate of Incorporation of TCP Capital Corp.

99.3	Amended and Restated Bylaws of BlackRock TCP Capital Corp.

99.4	Press Release, dated as of August 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: August 2, 2018
	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investment Management Agreement, by and between BlackRock TCP Capital Corp. and Tennenbaum Capital Partners, LLC, dated as of August 1, 2018

99.2	Certificate of Amendment to the Certificate of Incorporation of TCP Capital Corp.

99.3	Amended and Restated Bylaws of BlackRock TCP Capital Corp.

99.4	Press Release, dated as of August 1, 2018